                                                                     EXHIBIT 4.3

                                    SPECIMEN
                                    --------

INCORPORATED UNDER THE LAWS                                       CLASS A
       OF BERMUDA                                              COMMON STOCK

                                                            PAR VALUE U.S. $0.01
                                                                 PER SHARE

    NUMBER                                                            SHARES
--------------                                                    --------------
  A
--------------                                                    --------------

THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP G24182 10 0
  CANTON, MA., JERSEY CITY, NJ               SEE REVERSE FOR CERTAIN DEFINITIONS
     AND NEW YORK CITY, NY

                            COOPER INDUSTRIES, LTD.

This Certifies that




is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Cooper Industries, Ltd. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

[COOPER INDUSTRIES, LTD. LOGO]                [COOPER INDUSTRIES, LTD. SEAL]


    /s/ H. John Riley, Jr.                    DATED

      Chairman, President and                 Countersigned and Registered
      Chief Executive Officer                      EQUISERVE TRUST COMPANY, N.A.

                                                                  Transfer Agent
                                                                  and Registrant

       /s/ Terrance V. Helz

           Secretary                                        Authorized Signature

                            COOPER INDUSTRIES, LTD.

WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RETURN OF WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION, HOUSTON, TEXAS, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                UNIF GIFT MIN ACT - ____________Custodian___________
     TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
     JT TEN  - as joint tenants with right                             under Uniform Gifts to Minors
               of survivorship and not as                              Act_____________________________
               tenants in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                          shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------

to transfer the said stock in the books of the within named Corporation with full power of substitution in the premises.


Dated
      --------------------------------

                                        X
                                          --------------------------------------
                                                     (SIGNATURE)

                    NOTICE

             THE SIGNATURE(S) TO THIS
             ASSIGNMENT MUST CORRES-
             POND WITH THE NAME(S) AS
             WRITTEN UPON THE FACE OF
             THE CERTIFICATE IN EVERY
             PARTICULAR WITHOUT ALTER-
             ATION OR ENLARGEMENT OR
             ANY CHANGE WHATEVER


                                        X
                                          --------------------------------------
                                                    (SIGNATURE)


                                          --------------------------------------
   The certificate also evidences and     THE SIGNATURE(S) SHOULD BE GUARANTEED
entitles the holder hereof to certain     BY AN ELIGIBLE GUARANTOR INSTITUTION
Rights as set forth in the Rights         (BANKS, STOCKBROKERS, SAVINGS AND LOAN
Agreement (the "Rights Agreement"),       ASSOCIATIONS AND CREDIT UNIONS WITH
between Cooper Industries, Ltd. and       MEMBERSHIP IN AN APPROVED SIGNATURE
EquiServe Trust Company, N.A., as         GUARANTEE MEDALLION PROGRAM, PURSUANT
Rights Agent, the terms of which are      TO S.E.C. RULE 17Ad-15.
hereby incorporated herein by             --------------------------------------
reference and a copy of which is on       SIGNATURE(S) GUARANTEED BY:
file at the principal offices of
Cooper Industries, Ltd. Under certain
circumstances, as set forth in the
Rights Agreement, such Rights will
be evidenced by separate certificates
and will no longer be evidenced by
this certificate. Cooper Industries,
Ltd. will mail to the holder of this
certificate a copy of the Rights
Agreement, as in effect on the date
of mailing, without charge promptly
after receipt of a written request
therefor. Under certain circumstances
set forth in the Rights Agreement,
Rights issued to, or held by, any
Person who is, was or becomes an
Acquiring Person or any Affiliate or
Associate thereof (as such terms are
defined in the Rights Agreement),
whether currently held by or on
behalf of such Person or by any
subsequent holder, may become null
and void.